Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Roxanne S. Austin
Roxanne S. Austin

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Laxman Narasimhan
Laxman Narasimhan

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Daniel H. Schulman
Daniel H. Schulman

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Carol B. Tomé
Carol B. Tomé

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Gregory G. Weaver
Gregory G. Weaver

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Hans E. Vestberg
Hans E. Vestberg

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Matthew D. Ellis
Matthew D. Ellis

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2022.

/s/ Anthony T. Skiadas
Anthony T. Skiadas